MUNDOVAL FUND
GLOBAL VALUE INVESTING



ADVISOR'S UPDATE
2nd QUARTER 2009

For the one year period ended June 30, 2009, the Mundoval Fund returned -24.98% versus -29.50% for the MSCI World Index. Since inception on September 3, 2004, the annualized rate of return for the Mundoval Fund has been .67% versus .39% for the MSCI World Index.

Positive factors impacting investment performance for the fund during the quarter included the Financial Sector (ING Groep, Bank of America & HSBC Holdings plc) and Information Technology Sector (Microsoft, Dell & Ebay). Negative factors impacting performance of the Fund during the quarter included Telecommunication (SK Telecom) and Consumer Discretionary Sectors (Pearson Plc).

There were no sell transactions in the Fund during the quarter. New security positions for the quarter included: US Bancorp, Telefonica de Espana, ITT Industries, General Dynamics, Tyco International & Sysco Corporation.

Healthcare holdings (Sanofi Aventis, AstraZeneca, WellPoint Health Net, Pfizer, GlaxoSmithKline, Johnson & Johnson & Novartis) represent the largest sector in the fund. The Industrial (3M Company, Illinois Toolworks, Ingersoll-Rand, General Electric, ITT Corporation and General Dynamics) and Information Technology sectors (Microsoft, Cisco Systems, Dell Computer & Ebay) are prominently represented as well. The Fund owns shares of common stock in 40 companies as of June 30, 2009.

Rather than focus on short term market fluctuations or attempt macroeconomic forecasts, your investment in the Mundoval Fund will be managed in a manner that adheres to Benjamin Graham's summation that, "Investing is most intelligent when it is most businesslike." We seek to own businesses that are understandable, with a consistent operating history, enduring economics and favorable long-term prospects. Most importantly, we want to own such a business at a discount to its intrinsic value to ensure that we obtain more value than the price we paid and enhance the probability for a satisfactory rate of return over time. We share Warren Buffett's adage that, "A good business is not always a good purchase, but it is a good place to look for one."

Thank you for your continued support and confidence.
Arthur Q. Johnson, CFA
Portfolio Manager

Investment Advisor:
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Phone: (858) 454-4837
Fax: (858) 454-4774
www.mundoval.com

INVESTMENT OBJECTIVES

The Mundoval Fund is designed for investors who seek long-term capital appreciation in a portfolio of U.S. and International businesses. More than one-half of the world's investment opportunities exist outside of the United States and the Mundoval Fund seeks to own shares of companies worldwide at a discount to their intrinsic values. Global investing provides investors with portfolio diversification and the ability to own some of the largest businesses in the world via American Depository Receipts (ADR's).

TOP 10 HOLDINGS As of June 30, 2009

3M Co.	4.18%
BASF Aktiengsellschaft	4.18%
Sanofi Aventis ADR	4.07%
AstraZeneca Plc.	4.06%
WellPoint Health Net	4.01%
Pfizer, Inc.	3.94%
Microsoft Corp.	3.75%
Cisco Systems, Inc.	3.68%
Unilever Plc. ADR	3.55%
GlaxoSmithKline Plc.	3.48%

Total # of Holdings = 40

PERFORMANCE Average Annualized Returns as of June 30, 2009

	Since Inception *	3 Year	1 Year	Latest 3 Months**
Mundoval Fund	0.67%	-5.77%	-24.98%	23.56%
MSCI World Index	0.39%	-8.01%	-29.50%	20.75%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* Fund Inception September 3, 2004.
**Total Return not shown as an annualized value.

DISCLOSURES